SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders of Federated Government Ultrashort Fund (formerly, Federated Institutional Short Duration Government Fund), a portfolio of Federated Institutional Trust. The report covers the six-month period from August 1, 1999 through January 31, 2000 and includes commentary by the fund's portfolio manager, followed by the portfolio of investments and financial statements.

Federated Government Ultrashort Fund pursues a competitive level of current income, with a low level of principal volatility. The fund's portfolio consists of U.S. government securities with a dollar weighted average duration of one year or less. Investments are limited to those that qualify the fund as a permissible investment for federal credit unions and federal savings associations, and as an appropriate direct investment for national banks.

Dividends paid by the fund's Institutional Shares during this reporting period totaled $0.06 per share, while the net asset value declined by a minimal $0.01 per share to end the reporting period at $1.98 per share. The fund's Institutional Service Shares, a new share class, began operation on September 30, 1999. During its initial period of operation, Institutional Service Shares paid dividends totaling $0.04 per share, while the net asset value remained unchanged to end the reporting period at $1.98 per share.

The fund's total net assets reached $184.4 million on the last day of the reporting period.

Thank you for participating in the conservative income opportunities of the Federated Government Ultrashort Fund. As always, we welcome your questions and comments.

Sincerely,

[Graphic]

Glen R. Johnson

President

March 15, 2000

Investment Review

Federated Government Ultrashort Fund invests in U.S. Government securities, including U.S. Treasuries, U.S. Government agencies, and U.S. Government agency-sponsored mortgage-backed securities, either directly or through repurchase agreements. The fund seeks to maintain a duration of one year or less. The fund was renamed on September 30, 1999, and has been assigned a AAAf credit rating 1 from Standard & Poor's.

The Federal Reserve Board (the "Fed") tightened monetary policy on two occasions over the semi-annual reporting period ended January 31, 2000. These two quarter-point moves, combined with an initial tightening of similar magnitude at the end of June 1999, brought the federal funds target rate back to 5.50%. This was the level of the federal funds target rate prior to the fourth quarter of 1998, when the Fed infused liquidity into the fixed income markets during a period of global economic turmoil. Shortly after the end of January 2000, however, the Fed opted to raise the federal funds target rate yet again by 25 basis points, arguably restricting monetary policy for the first time since prior to the liquidity and credit crisis of over a year ago.

Robust economic growth prompted the policy moves by the Fed. Economic growth in 1999 exceeded 4.00%, well in excess of what is generally considered to be the long-run, non-inflationary growth potential of the economy. Consumer spending continued to be one of the main drivers behind the impressive pace of growth, and the interest rate sectors of the economy have remained remarkably strong in spite of a rise in mortgage rates. Inflationary pressures at the producer and consumer level remain remarkably absent in the face of this growth. However, while the notion of a non-inflationary potential-traditionally 2.00% to 2.50%-has increased in recent times due to evidence that productivity enhancements have been controlling inflationary pressures, continued growth well above 3.00% is likely to keep the Fed on its current tightening course in the near term.

Short-term interest rates reflected-and largely anticipated-the monetary policy tightenings over the reporting period. The yield on the 1-year agency discount note, for example, began the reporting period at 5.66%, traded up to 5.80% by the time of the Fed's decision to tighten in August 1999, and to 5.90% by the second tightening of the reporting period in November 1999. The yield then climbed steadily to close the reporting period at 6.43%, two days prior to the latest decision by the Fed to tighten which brought the federal funds target rate to its current 5.75% level.

1 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

Much attention-both in the financial markets and the popular press-was given in the fourth quarter to the potential dislocations feared at year end due to the Year 2000 effect. In hindsight, of course, the world experienced very few troubles, and the economic impact appears to be non- existent. However, very short-term government securities did seem to reflect a flight to quality concentrated in the last few days and weeks of the trading year. Furthermore, rates on repurchase agreements-reflecting the steps that the Fed had taken to assure that sufficient liquidity would be available to the banking system at year end in the event of a crisis- traded around 3.00% in the last few days of the year, well below the typical level of around the then 5.50% federal funds target rate. After the tightening step taken in November 1999, the Fed was largely -and accurately-expected to stay on hold until the early February Federal Open Market Committee meeting to minimize any dislocations experienced at this time.

About one-third of the fund was allocated to mortgage-backed securities (MBS), which help to provide incremental yield to the portfolio relative to traditional money market alternatives. MBS spreads contracted during the reporting period as investors took advantage of historically wide spreads, low prepayments and positive market technicals. While the overall mortgage allocation increased slightly, exposure to adjustable rate mortgage (ARM) securities declined.

Significant asset-backed and corporate issuance early in the semi-annual reporting period resulted in wider spreads for those sectors as well as agency MBS. As the supply overhang was absorbed, mortgage spreads tightened. Par-priced 15-year MBS spreads, for example, tightened 35 basis points as prepayments and supply declined while demand increased. Fifteen year MBS issuance decreased 50% from August 1999 to January 2000.

Rising interest rates led to a 10% decline in the Mortgage Bankers Association's Refinance Index. Like the fixed-rate sector, ARM prepayments declined. However, the ARM-to-fixed refinance incentive increased in the second half of the semi-annual reporting period. Therefore, the fund acted to take some profits in the ARM sector in favor of short-duration planned amortization class (PAC) collateralized mortgage obligations (CMOs) and GNMA 8.50% MBS.

The remaining two-thirds of the fund was in traditional government money market securities. We reduced our overall holdings of repurchase agreements going into the end of 1999 in order to minimize the anticipated effect of lower repurchase agreement rates on the fund's yield as a result of Year 2000 dislocations in the short-term markets. Our purchases in this sector over the reporting period were concentrated in short-term fixed and floating rate agency securities.

The net asset values of the fund's Institutional Shares and Institutional Service Shares both ended the reporting period at $1.98 per share. The portfolio's effective duration was 0.77 years, modestly longer than its benchmark, the Merrill Lynch Six-Month Treasury Bill Index. 2

2 Merrill Lynch 6-month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Indexes are unmanaged and investments cannot be made in an index.

Portfolio of Investments

JANUARY 31, 2000 (UNAUDITED)




PRINCIPAL

AMOUNT                                          VALUE
                 LONG-TERM U.S. GOVERNMENT
                 OBLIGATIONS-80.3%
                 FEDERAL HOME LOAN BANK -
                 4.9%

  $  2,000,000   4.950%, 2/17/2000                $   1,999,580
     2,000,000   4.980%, 2/16/2000                    1,999,660
     2,000,000   4.995%, 2/24/2000                    1,999,180
     1,000,000   5.035%, 2/25/2000                      999,590
     1,000,000   6.050%, 10/25/2000                     995,940
     1,000,000   6.372%, 2/7/2001                       999,910
                 TOTAL                                8,993,860
                 FEDERAL HOME LOAN BANK,
                 DISCOUNT NOTE-1.0% 1
     2,000,000   5.950%, 1/12/2001                    1,887,220
                 FEDERAL HOME LOAN BANK,
                 FLOATING RATE NOTE-1.1% 2
     2,000,000   5.581%, 2/15/2000                    2,000,160
                 FEDERAL HOME LOAN MORTGAGE
                 ASSOCIATION-3.6%
     6,695,317   7.500%, 8/1/2014 -
                 10/1/2014                            6,674,427
                 FEDERAL HOME LOAN MORTGAGE
                 ASSOCIATION, DISCOUNT
                 NOTE-7.0% 1
    13,000,000   5.560% - 5.710%, 2/2/2000 -
                 4/6/2000                            12,899,000
                 FEDERAL HOME LOAN MORTGAGE
                 ASSOCIATION, FLOATING RATE
                 NOTE-6.5% 2
    10,000,000   5.586%, 2/18/2000                    9,998,200
     2,000,000   5.640%, 2/22/2000                    2,000,200
                 TOTAL                               11,998,400
                 FEDERAL HOME LOAN MORTGAGE
                 ASSOCIATION, REMIC-4.1%
     3,496,792   Series 1544-E, 6.250%,
                 6/15/2008                            3,482,420
     4,048,959   Series 1873-C, 7.000%,
                 6/15/2008                            4,042,278
                 TOTAL                                7,524,698
                 FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION-11.8%
     2,000,000   0.00%, 2/1/2000                      1,993,400
     4,000,000   5.000%, 5/5/2000 -
                 1/11/2001                            3,964,140
     2,000,000   5.570%, 3/17/2000                    1,999,240
     5,824,343   7.500%, 15 Year, TBA                 5,806,171
     8,000,000   8.000%, 30 Year, TBA                 7,980,000
                 TOTAL                               21,742,951
PRINCIPAL

AMOUNT                                          VALUE
                 LONG-TERM U.S. GOVERNMENT
                 OBLIGATIONS-continued
                 FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION ARM-10.1%
 $   8,728,221   5.812%, 3/1/2033                $    8,515,078
     3,744,817   6.692%, 11/1/2018                    3,814,171
     6,074,466   6.848%, 9/1/2021                     6,229,972
                 TOTAL                               18,559,221
                 FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION, FLOATING RATE
                 NOTE-14.6% 2
     7,000,000   5.594%, 2/15/2000                    7,000,000
    20,000,000   5.940%, 2/5/2000                    19,993,600
                 TOTAL                               26,993,600
                 FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION, REMIC-3.2%
     5,983,866   Series 1993-206-E, 5.650%,
                 5/25/2017                            5,941,500
                 GOVERNMENT NATIONAL
                 MORTGAGE ASSOCIATION-6.7%
    12,130,301   8.500%, 11/15/2029 -
                 12/15/2029                          12,376,668
                 STUDENT LOAN MARKETING
                 ASSOCIATION-1.1%
     2,000,000   4.930%, 2/8/2000                     1,999,060
                 STUDENT LOAN MARKETING
                 ASSOCIATION, FLOATING RATE
                 NOTE-4.6% 2
     3,500,000   6.199%, 2/3/2000                     3,499,755
     5,000,000   6.229%, 2/1/2000                     5,000,750
                 TOTAL                                8,500,505
                 TOTAL LONG-TERM U.S.
                 GOVERNMENT OBLIGATIONS
                 (IDENTIFIED
                 COST $148,540,428)                 148,091,270
                 REPURCHASE AGREEMENTS-
                 23.6% 3
     5,000,000   Bank of America, 5.800%,
                 dated 1/31/2000, due
                 2/1/2000                             5,000,000
     5,000,000   Barclays Capital, Inc.,
                 5.800%, dated 1/31/2000,
                 due 2/1/2000                         5,000,000
     2,790,000   Deutsche Bank AG, 5.700%,
                 dated 1/31/2000, due
                 2/1/2000                             2,790,000
     5,800,000 4 Goldman Sachs Group, LP,
                 5.650%, dated 1/19/2000,
                 due 2/17/2000                        5,800,000
PRINCIPAL

AMOUNT                                          VALUE
                 REPURCHASE AGREEMENTS-
                 continued 3
 $   5,000,000   Goldman Sachs Group, LP,
                 5.800%, dated 1/31/2000,
                 due 2/1/2000                    $    5,000,000
     5,000,000   Morgan Stanley Group,
                 Inc., 5.800%, dated

                 1/31/2000, due 2/1/2000              5,000,000
     5,000,000   Paribas Corp., 5.800%,
                 dated 1/31/2000, due
                 2/1/2000                             5,000,000
     5,000,000   Prudential Securities,
                 Inc., 5.800%, dated

                 1/31/2000, due 2/1/2000              5,000,000
     5,000,000   Salomon Brothers, Inc.,
                 5.800%, dated 1/31/2000,
                 due 2/1/2000                         5,000,000
                 TOTAL REPURCHASE
                 AGREEMENTS (AT AMORTIZED
                 COST)  43,590,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $192,130,428) 5                  $ 191,681,270


1  Discount rate at time of purchase.

2 Current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 The cost of investments for federal tax purposes amounts to $192,130,428. The net unrealized depreciation of investments on a federal tax basis amounts to $449,158, which is comprised of $16,276 appreciation and $465,434 depreciation at January 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($184,442,327) at January 31, 2000.

The following acronyms are used throughout this portfolio:

ARM -Adjustable Rate Mortgage
REMIC -Real Estate Mortgage Investment Conduit
TBA -To Be Announced

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JANUARY 31, 2000 (UNAUDITED)


ASSETS:
Investments in repurchase
agreements                       $  43,590,000
Investments in securities          148,091,270
Total investments in
securities, at value
(identified and tax cost
$192,130,428)                                      $   191,681,270
Cash                                                        14,935
Income receivable                                        1,121,902
Receivable for investments
sold                                                     7,358,797
Receivable for shares sold                                  48,053
TOTAL ASSETS                                           200,224,957
LIABILITIES:
Payable for investments

purchased                           14,870,197
Income distribution
payable                                881,962
Accrued expenses                        30,471
TOTAL LIABILITIES                                       15,782,630
Net assets for 93,252,388
shares outstanding                                 $   184,442,327
NET ASSETS CONSIST OF:
Paid-in capital                                    $   186,695,444
Net unrealized
depreciation of
investments                                               (449,158)
Accumulated net realized
loss on investments                                     (1,788,723)
Accumulated distributions
in excess of net investment
income                                                     (15,236)
TOTAL NET ASSETS                                   $   184,442,327
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
INSTITUTIONAL SHARES:
$163,871,377 / 82,848,848
shares outstanding                                           $1.98
INSTITUTIONAL SERVICE
SHARES:
$20,570,950 / 10,403,540
shares outstanding                                           $1.98


See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JANUARY 31, 2000 (UNAUDITED)


INVESTMENT INCOME:
Interest (net of dollar
roll expense of $77,063)                                          $  4,937,291
EXPENSES:
Investment adviser fee                           $  338,694
Administrative personnel
and services fee                                     65,026
Custodian fees                                        8,609
Transfer and dividend
disbursing agent fees and
expenses                                             13,039
Directors'/Trustees' fees                             4,674
Auditing fees                                         5,419
Legal fees                                            3,491
Portfolio accounting fees                            28,464
Shareholder services fee-
Institutional Service
Shares                                                6,073
Share registration costs                              9,930
Printing and postage                                  7,486
Insurance premiums                                      634
Miscellaneous                                         2,452
TOTAL EXPENSES                                      493,991
WAIVERS:
Waiver of investment

adviser fee                     $  (272,695)
Waiver of shareholder
services fee-Institutional

Service Shares                      (3,645)
TOTAL WAIVERS                                      (276,340)
Net expenses                                                           217,651
Net investment income                                                4,719,640
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on
investments                                                           (483,584)
Net change in unrealized
depreciation of
investments                                                            (91,649)
Net realized and
unrealized loss on
investments                                                           (575,233)
Change in net assets
resulting from operations                                         $  4,144,407


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




                                   SIX MONTHS

                               ENDED

                               (unaudited)          YEAR ENDED
                               JANUARY 31,          JULY 31,
                               2000                 1999
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income           $    4,719,640       $    9,956,181
Net realized loss on
investments ($(483,584)
and $(1,305,139),
respectively, as computed
for federal tax purposes)             (483,584)          (1,275,123)
Net change in unrealized
depreciation                           (91,649)            (342,432)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            4,144,407            8,338,626
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Institutional Shares                (4,592,532)          (9,957,683)
Institutional Service
Shares                                (141,386)                   -
Distributions from net
realized gain on
investments
Institutional Shares                         -              (61,004)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                     (4,733,918)         (10,018,687)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              64,080,014          369,878,554
Net asset value of shares
issued to shareholders in
payment of
distributions declared               2,778,102            7,420,283
Cost of shares redeemed            (68,188,042)        (307,189,137)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        (1,329,926)          70,109,700
Change in net assets                (1,919,437)          68,429,639
NET ASSETS:
Beginning of period                186,361,764          117,932,125
End of period                   $  184,442,327       $  186,361,764


See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                       SIX MONTHS
                                                       ENDED
                                                       (unaudited)
                                                       JANUARY 31,  YEAR ENDED JULY
31,

                                                       2000         1999
1998         1997 1
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.99        $ 2.00      $
2.00      $ 2.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.06          0.10
0.11        0.01
Net realized and unrealized loss on investments          (0.01)
(0.01)          -           -
TOTAL FROM INVESTMENT OPERATIONS                          0.05          0.09
0.11        0.01
LESS DISTRIBUTIONS:
Distributions from net investment income                 (0.06)        (0.10)
(0.11)      (0.01)
Distributions from net realized gain on investments          -         (0.00) 2
(0.00) 2        -
TOTAL DISTRIBUTIONS                                      (0.06)        (0.10)
(0.11)      (0.01)
NET ASSET VALUE, END OF PERIOD                          $ 1.98        $ 1.99      $
2.00      $ 2.00
TOTAL RETURN 3                                            2.33%         4.87%
5.86%       0.34%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                  0.25% 4      0.25%
0.15%       0.00% 4
Net investment income                                     5.57% 4      5.20%
5.62%       5.75% 4
Expenses waiver/reimbursement 5                           0.32% 4      0.36%
0.63%      77.80% 4
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)               $163,871     $186,362
$117,932     $11,100
Portfolio turnover                                          68%         278%
145%           0%


1 Reflects operations for the period from July 10, 1997 (start of performance) to July 31, 1997. For the period from August 1, 1996 to July 9, 1997 all income was distributed to the administrator.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)




                                                      PERIOD
                                                      ENDED
                                                      (unaudited)
                                                      JANUARY 31,
                                                      2000 1
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.04
Net realized and unrealized loss on investments           (0.00)
TOTAL FROM INVESTMENT OPERATIONS                           0.04
LESS DISTRIBUTIONS:
Distributions from net investment income                  (0.04)
NET ASSET VALUE, END OF PERIOD                           $ 1.98
TOTAL RETURN 2                                             1.89%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                   0.35% 3
Net investment income                                      5.82% 3
Expenses waiver/reimbursement 4                            0.47% 3
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $20,571
Portfolio turnover                                           68%


1 Reflects operations for the period from September 30, 1999 (start of performance) to January 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JANUARY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of one diversified portfolio, Federated Government Ultrashort Fund ("the Fund") (formerly, Federated Institutional Short Duration Government Fund). The investment objective of the Fund is current income. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

Shareholders and/or the Board of Trustees (the "Trustees") approved a change in the name of the Fund as follows:




EFFECTIVE DATE   New Name
09/29/1999       Federated Government Ultrashort Fund


SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities and mortgage backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Additionally, net capital losses of $1,305,139 attributable to security transactions incurred after October 31, 1998, are treated as arising on the first day of the next taxable year.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At January 31, 2000, capital paid-in aggregated $186,695,444.

Transactions in shares were as follows:




                              SIX MONTHS ENDED                    YEAR ENDED
                              JANUARY 31, 2000                    JULY 31, 1999
INSTITUTIONAL SHARES:         SHARES          AMOUNT
SHARES               AMOUNT
Shares sold                    21,762,525      $43,109,712
184,938,794          $369,878,554
Shares issued to
shareholders in payment of
distributions declared          1,378,133        2,728,703
3,713,864             7,420,283
Shares redeemed               (34,173,794)     (67,767,838)
(153,728,509)         (307,189,137)
NET CHANGE RESULTING
FROM INSTITUTIONAL
SHARE TRANSACTIONS            (11,033,136)    $(21,929,423)         34,924,149
$    70,109,700

                              PERIOD ENDED                        YEAR ENDED
                              JANUARY 31, 2000 1                  JULY 31, 1999
INSTITUTIONAL SERVICE
SHARES:                       SHARES          AMOUNT
SHARES               AMOUNT
Shares sold                    10,590,815      $20,970,302
-          $         -
Shares issued to
shareholders in payment of
distributions declared             24,949           49,399
-                    -
Shares redeemed                  (212,224)        (420,204)
-                    -
NET CHANGE RESULTING FROM
INSTITUTIONAL SERVICE
SHARE TRANSACTIONS             10,403,540      $20,599,497
-          $         -
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS               (629,596)     $(1,329,926)
34,924,149          $70,109,700


1 Reflects operations for the period from September 30, 1999 (start of performance) to January 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended January 31, 2000, the Fund's Institutional Shares did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended January 31, 2000, were as follows:




Purchases   $92,508,483
Sales       $99,309,998


Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 SEMI-ANNUAL REPORT

Federated Government Ultrashort Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

JANUARY 31, 2000

 [Graphic]
 Federated

 Federated Government Ultrashort Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 31420B102

Cusip 31420B201

G02287-05 (3/00)

 [Graphic]